Exhibit 99.2
© Rhythm® Pharmaceuticals, Inc. All rights reserved. ® January 2025 Rhythm Pharmaceuticals

® 2 This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and that involve risks and uncertainties, including without limitation statements regarding the potential, safety, efficacy, and regulatory and clinical progress of setmelanotide, Bivamelagon (formerly LB54640), and RM718, including the anticipated timing for initiation of clinical trials and release of clinical trial data and our expectations surrounding potential regulatory submissions, approvals and timing thereof, our business strategy and plans, including regarding commercialization of setmelanotide and our other product candidates, the announcement of data from our clinical trials, including our global Phase 3 trial evaluating setmelanotide in patients with acquired hypothalamic obesity, the ongoing enrollment of patients in our clinical trials, the potential benefits of any of the Company's products or product candidates for any specific disease indication or at any dosage, the application of genetic testing and related growth potential, expectations surrounding the potential market opportunity for our product candidates, anticipated milestones, our future financial performance and the sufficiency of our cash, cash equivalents and short-term investments to fund our operations, and strategy, prospects and plans, including regarding the commercialization of setmelanotide, our anticipated financial performance for any period of time, including preliminary unaudited net revenues, for the fourth quarter and full year ending December 31, 2024, and the timing of any of the foregoing. Statements using words such as "expect", "anticipate", "believe", "may" and similar terms are also forward-looking statements. Such statements are subject to numerous risks and uncertainties, including but not limited to, our ability to enroll patients in clinical trials, the outcome of clinical trials, the impact of competition, the ability to achieve or obtain necessary regulatory approvals, risks associated with data analysis and reporting, our liquidity and expenses, the impact of global events on our business and operations, including our preclinical studies, clinical trials and commercialization prospects, and general economic conditions, and other risks as may be detailed from time to time in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other reports we file with the Securities and Exchange Commission. Except as required by law, we undertake no obligations to make any revisions to the forward-looking statements contained in this presentation or to update them to reflect events or circumstances occurring after the date of this presentation, whether as a result of new information, future developments or otherwise. Financial Disclosure Advisory This presentation contains certain estimated preliminary financial results for the fourth quarter and fiscal year ended December 31, 2024. These estimates are based on the information available to the Company at this time. The Company's financial closing procedures for the fourth quarter and full year 2024 are not yet complete and, as a result, actual results may vary from the estimated preliminary results presented here due to the completion of the Company's financial closing and audit procedures. The estimated preliminary financial results have not been audited or reviewed by the Company's independent registered public accounting firm. These estimates should not be viewed as a substitute for the Company's full interim or annual financial statements. Accordingly, you should not place undue reliance on this preliminary data. Forward Looking Statements

® 3 Rhythm’s Value Drivers Significant expansion opportunity in hypothalamic obesity (both acquired and congenital) Advancing setmelanotide clinical development in Prader-Willi syndrome and genetically-defined MC4R pathway diseases Continued BBS global commercial execution 1 2 3 Driving life-cycle management with bivamelagon and RM-718 4

® 4 What’s New? Completed enrollment in supplemental Japanese cohort of Ph 3 trial of setmelanotide in acquired hypothalamic obesity Completed enrollment in two substudies in Phase 3 EMANATE trial in genetically-caused MC4R pathway diseases Plans to initiate new Phase 2 trial exploring setmelanotide in Prader-Willi syndrome in Q1 25 On track to report topline data from pivotal, Ph3 trial in acquired hypothalamic obesity in H1 25 ~$42 million for Q4 25 Announced preliminary unaudited net revenues from global sales of IMCIVREE $130 million for FY2024

® 5 Continued Growth in IMCIVREE Global Sales Increase in number of patients on reimbursed therapy +26% Preliminary unaudited net revenues from global sales of IMCIVREE® (setmelanotide) QoQ increase from Q3 2024 74% of 4Q revenues from U.S. 73% of FY ‘24 revenues from U.S. Drivers of QoQ growth evenly split among two factors: Inventory growth: Excess of vials shipped to specialty pharma over vials dispensed to patients 1 $42M Q4 2024 ~ $130M FY 2024 ~ 2 The Company plans to report fourth quarter and full year 2024 financial results in late February

MC4R Pathway Biology is Clear and Strong: Regulates Hunger, Caloric Intake, Energy Expenditure and, Consequently, Body Weight[1-4]



Hypothalamus
Upstream
Downstream
Adipose tissue
Leptin
Blood-brain barrier
LEPR
LEPR
AgRP neuron
AgRP
PCSK1
POMC
α-MSH
β-MSH
POMC neuron
MC4R
MC4R neuron
Downstream MC4R activity
Low
Normal
Hyperphagia
Obesity
Energy Expenditure

AgRP, agouti-related peptide; LEPR, leptin receptor; MC4R, melanocortin-4 receptor; MSH, melanocyte-stimulating hormone; PCSK1, proprotein convertase subtilisin/kexin type 1; POMC, proopiomelanocortin.

1. Abuzzahab et al. *Horm Res Paediatr*. 2019;91:128-136. **2.** Erfurth. *Neuroendocrinology*. 2020;110:767-779. **3.** Rose et al. *Obesity (Silver Spring)*. 2018;26:1727-1732. **4.** Roth. *Front Endocrinol (Lausanne)*. 2011;2:49.

6

® 7 Hyperphagia and Early-onset Obesity Have a Significant Impact on Patients and their Families “I was hungry all day long. I even started sneaking food in the middle of the night because my mind was constantly on my hunger.” “Prior to IMCIVREE, I didn’t realize how much of my mental energy was consumed by my hunger. I’m able to free up my mind and do more enjoyable things with my life.” Kathryn, Diagnosed with BBS at 6 years old BORN WITH: Autosomal recessive polycystic kidney disease (diagnosed in utero), polydactyly 2 YEARS OLD: Visual impairment and developmental delays emerge 6 YEARS OLD: Pronounced hyperphagia; clinical presentation prompted BBS diagnosis via genetic testing TEEN YEARS: Hyperphagia, obesity, and visual deficits worsen 28 YEARS OLD: IMCIVREE prescribed by PCP IMCIVREE Patient Ambassador program launched with 8 patient/caregiver speakers

Clinical Development Programs Designed to Expand Opportunity in Hyperphagia and Severe Obesity

Approved in U.S., EU,+

4,000 - 5,000*
Bardet-Biedl syndrome

600 – 2,500*
POMC, PCSK1 and LEPR deficiencies

In ongoing Phase 3 trials

5,000 - 10,000*
Hypothalamic obesity

~29,000**
EMANATE
Lead indications

Phase 2 DAYBREAK trial

Positive signals observed in **six new genes and gene families**

*Estimated prevalence of U.S. patients based on company estimates; does not include ex-U.S. prevalence estimates. Estimated U.S. patients based on population with early-onset, severe obesity who may benefit from setmelanotide based on sequencing results that factor in variant classifcations, as applicable, current estimated responder rates and that 1.7% of the U.S. population (328M; 2019 US census) presents with severe early onset obesity (Hales et al 2018ƚ); ~95% of individuals with severe early onset obesity remain obese into adulthood (Ward et al 2017). **Estimated prevalence in United States of SH2B1 and POMC and/or PCSK1 cohorts.

8

Rhythm® PHARMACEUTICALS

® 9 Well Capitalized: Cash Sufficient to Fund Planned Operations into 2026 Guidance Cash on hand expected to be sufficient to fund operations into 2026 61.2 Million Common shares outstanding as of Sept. 30, 2024 1Analyst coverage includes all brokerage firms known by the company as of March 2024 to have analysts covering the company. This list may not be complete and is subject to change. Analyst opinions, estimates or forecasts are their own and may not represent the opinions, estimates or forecasts of the company. Goldman Sachs temporarily suspended coverage. Analyst coverage1 BofA Securities; Canaccord Genuity; Guggenheim; HC Wainwright; Jefferies; JMP Securities; Morgan Stanley; Needham; Oppenheimer; Stifel; TD Cowen; Wells Fargo $298.4M cash, cash equivalents and short-term investments as of Sept. 30, 2024

® 10 Multiple Anticipated Milestones Q1 2025 Begin dosing patients in Ph3 congenital hypothalamic obesity substudy evaluating setmelanotide Q1 2025 Complete enrollment in Ph2 trial evaluating bivamelagon (LB54640) in acquired hypothalamic obesity Q1 2025 Begin dosing patients with acquired hypothalamic obesity in Part C of Ph1 trial evaluating RM-718 Q1 2025 Begin dosing patients in exploratory Ph2 Prader-Willi trial evaluating setmelanotide H1 2025 Topline data from Ph3 acquired hypothalamic obesity trial H1 2026 Topline data from Ph3 EMANATE trial evaluating setmelanotide in four genetically-defined, rare MC4R pathway diseases

® 11 David Meeker, MD Chair, President and Chief Executive Officer Hunter Smith Chief Financial Officer Jennifer Lee Executive Vice President, Head of North America Yann Mazabraud Executive Vice President, Head of International Joe Shulman Chief Technology Officer Alastair Garfield, PhD Chief Scientific Officer 25-plus years; focus on rare genetic disease treatments, including Aldurazyme®, Fabrazyme® and Myozyme® 20-plus years in finance, M&A, capital markets; financial leadership for Otezla® 20-plus years leading global commercial strategy in rare diseases 20-plus years leading global commercial strategy in rare diseases 20-plus years experience leading CMC, supply chain planning and quality assurance and control 20 years experience in neurobiology of appetite /body weight regulation; rare disease drug discovery Rhythm Leadership – Strong Team with Broad Biopharma Experience

® 12 Patient Population Pre-clinical Phase 1/2 Phase 3 Regulatory Approval Bardet-Biedl syndrome or biallelic POMC, PCSK1 or LEPR deficiency (2 years of age and older)* Setmelanotide daily formulation Acquired hypothalamic obesity Congenital hypothalamic obesity Prader Willi syndrome Bivamelagon Acquired hypothalamic obesity RM-718 Acquired hypothalamic obesity Pre-clinical Congenital hyperinsulinism (CHI) Expanding Pipeline in Rare Neuroendocrine Diseases US, EU, UK Complete Ongoing *IMCIVREE approved in Israel & Canada (6 years of age and older). LEPR, leptin receptor; MC4R, melanocortin-4 receptor; PCSK1, proprotein convertase subtilisin/kexin type 1; POMC, proopiomelanocortin. Enrollment complete Enrollment complete Pivotal data H1 2025

® 13 Hypothalamic Obesity Acquired and Congenital Setmelanotide, bivamelagon and RM-718

® 14 Hypothalamic Obesity: A Rare, Acquired Form of Obesity Following Injury to the Hypothalamic Region Craniopharyngioma and other suprasellar brain tumors and treatment – tumor resection surgery and radiation – is most common cause MC4R pathway deficiency following injury to hypothalamic region causes reduced energy, hyperphagia and rapid-onset, severe obesity No approved treatments available are released or inhibited when peripheral signals, such as PYY, GLP-, ghrelin, leptin, or insulin, reach the hypothalamus (). AgRP-expressing neurons exhibit orexigenic effects when activated by hunger hormones such as ghrelin (). In contrast, satiety hormones, such as PYY, GLP- , leptin, insulin, and CCK, inhibit the activity of AgRP-expressing neurons. AgRP-expressing neurons are highly active after a period of starvation, leading to increased food intake. Optogenetic and chemogenetic activation of AgRP-expressing neurons strongly stimulates the search for food and initiation of food intake (, ). Damage to these neurons may result in loss of appetite, with extreme starvation and cachexia. Clinically, this phenomenon, also known as diencephalic syndrome, is an atypical presenting symptom of CP (). Conversely, activation of AgRP-expressing neurons in animals stimulates food-seeking behav-ior, even when obesity is present. From an evolu-tionary standpoint, ensuring sufficient energy intake Figure 1. Schematic overview of the human hypothalamus. CPs most likely arise from epithelial remnants of the craniopharyngeal duct or the Rathke pouch (light yellow bar). Remnants of the Rathke pouch may be located in infrasellar, sellar, or suprasellar regions and may give rise to a CP in these locations. Purely sellar or infrasellar CP is very rare. CP expansion frequently occurs, with destruction of the optic chiasm or midbrain, resulting in obstructive hydrocephalus. The hypothalamus consists of many hypothalamic nuclei, which are all highly connected through neural pathways. The connection between the arcuate nucleus and paraventricular nucleus is emphasized. Afferent and efferent blood vessels provide a pipeline for pituitary hormones, as well as hunger and satiety hormones that stimulate hypothalamic neuron orexigenic and anorexigenic responses, respectively. ARC, arcuate nucleus; CRH, corticotropin-releasing hormone; DM, dorsomedial hypothalamic nucleus; OC, optic chiasm; PA, preoptic area; PH, posterior hypothalamic nucleus; SC, suprachiasmatic nucleus; SO, supraoptic nucleus; VMN, ventromedial hypothalamus. [© 2019 Illustration Presentation ENDOCRINE SOCIETY]. Optic chiasm PA GnRH TRH CRH POMC ADH Oxytocin GH LH/FSH Sphenoid ACTH TSH AgRP NPY GH RH SO SC ARC DM PVN PH LHA VMH GLP-1 Ghrelin Leptin Insulin PYY CCK Internal carotid artery/portal system Pathway remnants Rathke’s pouch 196 van Iersel et al Interventions Against Hypothalamic Obesity Endocrine Reviews, February 2019, 40(1):193–235 REVIEW Downloaded from https://academic.oup.com/edrv/article-abstract/40/1/193/5103298 by University of Pennsylvania Library user on 18 August 2019 van Iersel et al. Endo Rev. 2020 (PMID: 30247642)

Hypothalamic Obesity: A Transformative Opportunity for Rhythm

5,000 – 10,000*

estimated U.S. prevalence

~500*

Estimated U.S. incidence

3,500 – 10,000**

estimated European prevalence

~500**

additional cases diagnosed in U.S. each year

5,000 – 8,000£

estimated Japanese prevalence

- ✓ Unmet medical need is high
- ✓ Patients are identified
- ✓ Patients engaged with system

*U.S. estimates based on reported incidence of hypothalamic obesity following craniopharyngioma and long-term survival rates, (Zacharia, et al., *Neuro-Oncology* 14(8):1070–1078, 2012. doi:10.1093/neuonc/nos142; and Muller, et al., *Neuro-Oncology* 17(7), 1029–1038, 2015 doi:10.1093/neuonc/nov044.); **European estimates limited to the EU4 (Germany, France, Spain, Italy), UK and the Netherlands and prevalence of 0.1-0.3 in 10,000 patients; £ Rhythm estimates the prevalence of acquired hypothalamic obesity in Japan to be approximately 5,000 to 8,000 based on our review of tumor registries and claims data; Prevalence is 2-3 times higher than in the USA & Europe due to a higher frequency of craniopharyngioma been reported.

15

Rhythm PHARMACEUTICALS

® 16 HO: Aggressive, Rapid Weight Gain follows Therapy for CP Setmelanotide GLP1 therapy therapy Patient Case Study: Setmelanotide therapy achieved rapid, significant weight loss Patient case of M. Jennifer Abuzzahab, MD, Pediatric Endocrinologist, at Children's Minnesota

® 17 Setmelanotide Achieved Progressive, Deepening BMI Reduction at 16 Weeks, 6 and 12 Months in Patients with Hypothalamic Obesity Error bars are the standard deviation. *Includes all patients who received 16 weeks of setmelanotide in the index trial and ≥12 months of treatment in the long-term extension. †One patient did not complete a Month-6 visit. ‡One sample t-test with 2-tailed P-values. §Paired t-test with 2-tailed P-values. BMI, body mass index; %BMI95, percent of the 95th percentile for BMI.

® 18 -45 -40 -35 -30 -25 -20 -15 -10 -5 0 Setmelanotide Achieved Sustained and Deepened BMI Reduction in Patients with Hypothalamic Obesity at One Year Adapted from data presented during The Obesity Society Annual Meeting (TOS 2023) on October 17, 2023, in Dallas. BMI % change from index trial baseline -25.5% mean percent reduction in BMI at Month 12 from baseline -17.7% mean percent reduction in BMI at Week 16 from baseline Week 16 Month 12

® 19 Body Composition Data Show Greater Decreases in Total Fat Mass vs. Lean Muscle Mass Patient number 1 2 3 4 5 6 7 8 9 10 11 12 Age at baseline 6 9 9 10 11 12 13 14 15 15 16 24 Percent change in BMI from baseline to Month 12 -35.8 -20.5 -39.1 -23.9 -7 -8.7 -21.6 -29.2 -14.6 -36.6 -42.4 -27.1 -57.8 -23.7 -36.5 -12.2 -5.0 -15.4 -24.2 3.1 -51.4 -53.9 -33.1 -5.1 -18.1 -28.1 -6.5 5.3 23.8 2.6 -4.2 -14.1 -38.2 -15.5 -80 -60 -40 -20 0 20 40 Change in mass, % Total fat mass Lean muscle mass -62.0 -15.7 -18.5 -15.7 -20.2 -9.9 -26.3 -22.3 -16.9 -28.2 -26.8 -8.5 -18.1 -6.8 -16.3 -11.5 -1.4 17.5 16.8 -5.6 -6.4 -15.7 -21.3 -12.3 -80 -60 -40 -20 0 20 40 Change in mass, % Week 16 ≥1 year

® 20 Three of 11 pediatric patients achieved normal weight at one year based on NIH, WHO weight classifications All Patients Achieved a Decrease in Obesity Severity at One Year *Pediatric patients reported as %BMI95. †Or BMI ≥40 kg/m2 (whichever is lower). ‡Or BMI ≥35 to <40 kg/m2 (whichever is lower). §Or BMI ≥30 to <35 kg/m2 (whichever is lower). %BMI95, percent of the 95th percentile for BMI; BMI, body mass index; NIH, National Institutes of Health; WHO, World Health Organization. BMI, kg/m2 Adults (n=1) WHO Classification (NIH5) Pediatric patients (n=11)* BMI percentile6 ≥50 50 Obesity class III (extreme) 157 166 190 158 ≥140%† ≥95th percentile ≥45 to <50 149 ≥40 to <45 144 140 141 ≥35 to <40 37 Obesity class II (severe)5 139 124 131 126 120 138 ≥120% to <140%‡ ≥30 to <35 Obesity class I 96 109 109 ≥95% to <120%§ ≥25 to <30 Overweight 86 89 ≥85th to <95th percentile <25 Normal weight 83 73 79 ≥5th to <85th percentile

® 21 Positive Real-world Setmelanotide Data Reported from French Early-access Program in Adult Patients with Acquired Hypothalamic Obesity *50% male; all aged ≥18 years, with a previous resection of craniopharyngioma (n=7) or of Rathke cleft cyst (n=1); Adapted from “3-Month Real-World Setmelanotide Hunger and Weight Outcomes in Patients with Hypothalamic Obesity” poster presented ObesityWeek®; November 3-6, 2024, in San Antonio, TX, USA. N=8* patients -5.6% Mean BMI reduction n Month 1 -12.8% Mean BMI reduction n Month 3 -21.3% Mean BMI reduction n Month 6 -5.3 -0.6 -6.9 -10.5 -2.3 -4.5 -4.6 - -9.6 -9.6 9.9 -19 -20.3 -5 -10.6 -9.9 -18.6 -14.9 -18.9 -27.8 -32.5 -12.5 -35 -30 -25 -20 -15 -10 -5 0 #1 #2 #3 #4 #5 #6 #7 #8 -5% change -10% change Change in BMI from baseline, % 19.3 years Mean age at resection 31.4 years Mean age at initiation of setmelanotide therapy 44.1 kg/m2 Mean BMI at baseline

® 22 Positive Real-world Setmelanotide Data Reported from French Early-access Program in Adult Patients with Acquired Hypothalamic Obesity *50% male; all aged ≥18 years, with a previous resection of craniopharyngioma (n=7) or of Rathke cleft cyst (n=1); Adapted from “3-Month Real-World Setmelanotide Hunger and Weight Outcomes in Patients with Hypothalamic Obesity” poster presented ObesityWeek®; November 3-6, 2024, in San Antonio, TX, USA. N=8* patients -5.6% Mean BMI reduction n Month 1 -12.8% Mean BMI reduction n Month 3 -21.3% Mean BMI reduction n Month 6 -5.3 -0.6 -6.9 -10.5 -2.3 -4.5 -4.6 - -9.6 -9.6 9.9 -19 -20.3 -5 -10.6 -9.9 -18.6 -14.9 -18.9 -27.8 -32.5 -12.5 -35 -30 -25 -20 -15 -10 -5 0 #1 #2 #3 #4 #5 #6 #7 #8 -5% change -10% change Change in BMI from baseline, % 19.3 years Mean age at resection 31.4 years Mean age at initiation of setmelanotide therapy 44.1 kg/m2 Mean BMI at baseline

® 23 Phase 3 Hypothalamic Obesity Trial: Enrollment Complete, Top-line Data Expected in H1 2025 Setmelanotide QD (n=80) Double-blind, placebo-control Placebo QD (n=40) Up to 8 weeks 52 weeks Dose titration Primary endpoint: Mean % change in BMI from baseline to after approximately 52 weeks on a therapeutic regimen of setmelanotide compared with placebo. Open-label extension patients randomized to setmelanotide: placebo 120 Pivotal cohort +12 Japanese patients enrolled supplemental cohort; Data from this supplemental cohort will serve as the basis for a regulatory submission in Japan.

® 24 Congenital HO occurs due to dysfunction or damage to the hypothalamus from birth, with patients often experiencing hyperphagia and difficulty managing their weight The weight gain and appetite changes accompanying HO are often unresponsive to existing therapies for obesity No approved therapies for congenital HO Congenital HO Represents Additional Opportunity with Significant Unmet need >1,000 patients estimated prevalence in each the United States and Europe

® 25 Case reports presented at 62nd annual meeting of the European Society for Paediatric Endocrinology (EPSE) Real-world Case Reports from French Early-access Program Suggest Setmelanotide may be Effective Treatment for Congenital HO Adapted from ‘3-Month real-world setmelanotide hunger and weight outcomes in four French paediatric patients with acquired or congenital hypothalamic obesity,’ presented at ESPE on November 18, 2024, by Dr. Ahlam Azar-Kolakez, et al.

34-week Substudy in Congenital Hypothalamic Obesity Added to Pivotal, Ph3 HO Study

Independent substudy leverages existing Ph3 trial infrastructure; Enrollment expected to begin in Q1 2025



Dose titration
Double-blind, placebo-control
39
patients randomized
2:1
setmelanotide:
placebo
Setmelanotide QD (n=26)
Placebo QD (n=13)
Open-label extension
Variable duration
34 weeks

~90% power to detect a treatment difference (treatment - placebo) of -12% in percent change of BMI from baseline after 26 weeks on a therapeutic regimen (up to 34 weeks) at 2-sided alpha of 0.05

26

® 27 Bivamelagon (LB54640) • Global rights acquired from LG Chem in January 2024 • Daily oral, highly selective MC4R agonist • Compelling Phase 1 data in healthy, obese volunteers • No hyperpigmentation observed • IP protection out to 2045, assuming patent term extension RM-718 • Developed in-house based on setmelanotide • 7-amino acid peptide administered QW • In vivo results: supportive of no off-target cardiovascular effects, like setmelanotide; No hyperpigmentation observed • In vivo results suggest potential efficacy for body weight reduction, hyperphagia reduction • IP protection out to 2040, assuming patent term extension Advancing Next-generation MC4R Agonists in Acquired HO Clinical Trials Efficient signal finding possible due to sensitivity of acquired HO to MC4R agonism

® 28 Bivamelagon Showed Dose-response Body Weight Loss Healthy Volunteers with General Obesity As presented by LG Chem at The Obesity Society’s ObesityWeek® 2022. Favorable safety profile • No serious adverse events • No skin pigmentation, adrenal, or genitourinary adverse events observed • Mild to moderate nausea, diarrhea, vomiting most common

® 29 Enrollment to be complete in Q1 2025 SIGNAL Trial: 14-week, Phase 2 Open-label Trial Evaluating Bivamelagon in Patients with Hypothalamic Obesity Placebo Low dose Middle dose High dose Open-label extension N=28 patients with hypothalamic obesity Randomized 1:1:1:1 Inclusion criteria • ≥18yo BMI ≥30 kg/m2 for adults • 12-<18 yo >95th percentile for patients • Setmelanotide-naive 14 weeks Up to 52 weeks Efficacy endpoint • Mean % change in BMI from baseline at 14 weeks

® 30 Part C dosing of patients with acquired HO expected to begin in Q1 2025 Three-part Phase 1 Study Evaluating RM-718 QW Ongoing Part A: SAD RM-718 QW Part B: MAD RM-718 QW 4 doses Part C: MAD Hypothalamic Obesity RM-718 QW 16 weeks Screening: 28 days 9 cohorts X 6 subjects >18yo n=54 Randomized 2:1 (RM-718: Placebo) Single ascending doses 3mg - 80mg* Safety follow up 28 days Screening: 28 days 6 cohorts X 6 subjects >18yo n=36 Randomized 2:1 (RM-718: Placebo) Multiple ascending doses 3mg - 50mg* Safety follow up 28 days Screening: 28 days 1 cohort X up to 30 patients >12yo Open-label, multiple doses ascending 10mg - 40mg* Safety follow up 28 days Transition to open-label extension *Doses may be adjusted upward or downward based on emerging data; 2 additional cohorts may be permitted in Parts A and Part B based on emerging data. Part C dosing will be based on safety, tolerability, and available PK data from Parts A and B. In Part C, Dosing will initiate in patients ≥18 years of age. Based on the ongoing evaluation of safety, tolerability, and available PK data (including 8-week dosing data from a minimum of 6 patients ≥18 years of age), dosing may proceed in patients <18 years of age. Planned starting dose in Part C is 10mg. Part C doses will not exceed the highest Part A or Part B dose for which safety and tolerability data are supportive. Patients in Part C may be eligible to participate in an open-label extension study.

® 31 EMANATE and DAYBREAK Genetically-defined MC4R Pathway Diseases

EMANATE and DAYBREAK Studies to Drive Significant Expansion of Setmelanotide's Potential Addressable Market

Phase 3 EMANATE Trial€

Four independent sub-studies

6,000†	Heterozygous POMC/PCSK1 deficiency
4,000†	Heterozygous LEPR deficiency
20,000†	SRC1 deficiency
23,000†	SH2B1 deficiency

Phase 2 DAYBREAK Trial — Study completed in 2024

Emanate
Obesity and Hunger Clinical Trial

Daybreak
Obesity and Hunger Clinical Trial

† Estimated U.S. patients based on population with early-onset, severe obesity who may benefit from setmelanotide based on sequencing results, current estimated responder rates and that 1.7% of the US population (328M; 2019 US census) presents with severe early onset obesity (Hales et al 2018ł); ~95% of individuals with severe early onset obesity remain obese into adulthood (Ward et al 2017); £ U.S. and EU regulatory submissions for BBS and Alström syndrome filed in September and October 2021, respectively. € Planned EMANATE trial would include patients with variants classified as pathogenic, likely pathogenic or suspected pathogenic;

32

Rhythm® PHARMACEUTICALS

® 33 Each sub-study: Patients randomized 1:1 Phase 3 EMANATE Trial Comprised of Four Independent Sub-studies Genetic substudy Enrolled patients ACMG Classification POMC/ PCSK1* n=79 • Pathogenic • Likely pathogenic • VUS*-Suspected pathogenic LEPR* n=23 • Pathogenic • Likely pathogenic • VUS-Suspected pathogenic SRC1 n=73 • All VUS SH2B1 n=121 • Pathogenic • Likely pathogenic • VUS Setmelanotide Placebo 52 weeks Open-label extension Endpoints • Primary: Difference in mean percent change in BMI from baseline to 52 weeks in setmelanotide arm compared to placebo arm • Key secondary: Additional measurements of effects on weight-related and hunger/hyperphagia endpoints * VUS = Variant of uncertain significance; Enrollment completed in 4Q 2024; Topline data anticipated in H1 2026 NOTE: The SRC1 and LEPR substudies are currently under-enrolled, so additional studies may be necessary in order to seek regulatory approval. We believe the SH2B1 and POMC/PCSK1 substudies are fully enrolled and powered and could enable Rhythm to seek registration, pending success.

DAYBREAK 2-Stage Design: 16-Week Run-in Followed by 24-week Randomized Withdrawal and Double-blind, Placebo-controlled



Stage 1: Open-label Run-in
Stage 2: Double-blind, Placebo-controlled
Screening
2-8 weeks
Open-label dose titration
≥12 years
starting dose
2 mg
6 to <12 years
starting dose
1 mg
6 to <12 years
dose titration
to 2 mg
2 weeks
Open-label run-in
Open-label treatment at
therapeutic dose
3 mg
14 weeks
Completers
R
2:1
Non-responders
End of study visit
Randomized, double-blind
Setmelanotide
3 mg
Placebo
24 weeks
Final
visit
Visit 1[a]
Visit 14
Screening
Week 0
(baseline)
Week 16
Week 40
(primary
assessment)
Week 44
End of study
visit[a]

Eligibility Criteria: Genetic confirmation in patients 6-65 years; Obesity: BMI ≥40 kg/m2 (adults ≥18 years) or BMI ≥97th percentile for age and sex (children <18)

Primary Endpoint: proportion of patients by genotype who achieve a BMI reduction of ≥5% from baseline in response to setmelanotide at the end of Stage 1

S2 Eligibility Criteria Reduction at end of S1, from baseline: Adult: Reduction of ≥3% BMI; Pediatric: reduction of ≥3% BMI OR of ≥0.05 BMI Z-score

[a]Virtual visit. R, randomization.

34

Rhythm® PHARMACEUTICALS

® 35 DAYBREAK Baseline Demographics N=49 n Mean (SD) Range % of S1 starters BMI, kg/m2 Adult Baseline 25 46.1 (7.2) 40.4 - 69.9 23% Adult Stage 2 start 25 42.6 (7.0) 36.2 - 66.3 - BMI-Z (CDC) Pediatric Baseline 24 2.5 (0.3) 1.83 - 2.97 44% Pediatric Stage 2 start 24 2.25 (0.4) 1.48 - 2.92 - Sex, N=49 All <18 yrs ≥18 yrs Male n (%) 22 (44.9) 10 (45.5) 12 (54.5) Female n (%) 27 (55.1) 14 (51.9) 13 (48.1) Assignments: *3 placebo, 1 setmelanotide †4 placebo, 2 setmelanotide ‡3 who were rescued under protocol version 1 (placebo -> setmelanotide) Randomized into DAYBREAK Stage 2, n=49 Discontinued from stage 2, n=4* Completed stage 2, n=39‡ Moved to early bridging due to weight regain, n=6†

® 36 84% or 27 of 32 patients on setmelanotide Data Highlights from Stage 2 of DAYBREAK Phase 2 Trial * Analyses were limited by the small number of PBO-treated pts -12.4% Mean BMI change from baseline (SD: 8.0%; range 1.2%-35.0%) n=32 patients on continuous setmelanotide therapy* VS. 29% or 5 of 17 patients on placebo achieved or maintained >5% BMI reduction from baseline P=0.001

® 37 *One adult and one pediatric SEMA3G patient dropped out of S2 prior to having any data and are not shown Several genetically defined subgroups may merit further study with next-generation MC4R agonists Variable Responses Observed in DAYBREAK Stage 2 in Different Genetic Cohorts Early bridging to setmelanotide Week -7.5 -10.0 -12.5 -15.0 0 8 16 24 32 40 -5.0 -2.5 0.0 Week Percentage BMI change from baseline, % -7.5 -10.0 -12.5 -15.00 8 16 24 32 40 -5.0 -2.5 0.0 Rescue with setmelanotide PHIP Adult, n=5 Pediatric, n=4 SEMA3(A-G) Adult, n=7* Pediatric, n=8* Week Percentage BMI change from baseline, % -20.0 -30.0 0 8 16 24 32 40 -10.0 0.0 -15.0 -25.0 -5.0 Discontinued Week -20.0 -30.0 0 8 16 24 32 40 -10.0 0.0 -15.0 -25.0 -5.0 Early Bridging Week -20.0 0 8 16 24 32 40 -10.0 0.0 -15.0 -25.0 -5.0 Percentage BMI change from baseline, % SIM1 Adult, n=2 Pediatric, n=3 Week -20.0 0 8 16 24 32 40 -10.0 0.0 -15.0 -25.0 -5.0 40 Week -20.0 -30.0 0 8 16 24 32 -10.0 0.0 -15.0 -25.0 -5.0 40 Week -20.0 -30.0 0 8 16 24 32 -10.0 0.0 -15.0 -25.0 -5.0 Rescue with setmelanotid e PLXNA (1-4) Adult, n=8 Pediatric, n=5 Percentage BMI change from baseline, % Early Bridging X X X X X X X S1 S1 S1 S1 S1 S1 S1 S1 S2 S2 S2 S2 S2 S2 S2 S2 Placebo Setmelanotide

® 38 Prader-Willi Syndrome

Revisiting Prader-Willi Syndrome

PWS is a **complex, multi-system** disorder

Constant sense of hunger usually begins at 2yo; if not managed by stringent food restrictions and environmental controls, often **results in life-threatening obesity**

Currently **no approved therapies** that effectively reduce the **extreme hyperphagia** or address **low resting energy expenditure**

Prior setmelanotide study evaluated **low doses** (up to 2.5mg daily) for **only 4 weeks**; results were not statistically significant

~20,000 patients
estimated
U.S. prevalence

~400,000
Estimated world-wide
prevalence

In 2016, Rhythm completed a Phase 2 trial (NCT02311673) that evaluated setmelanotide in patients with PWS 16-65 years of age. The study had co-primary endpoints of weight and hyperphagia after 4 weeks of placebo or setmelanotide (doses up to 2.5 mg). No statistically significant treatment differences were observed for the co-primary endpoints

39

Rhythm® PHARMACEUTICALS

® 40 Single, US-site Up to 20 patients with PWS and obesity aged 6 to 65 years old Daily dose of setmelanotide escalated to 5 mg/day as tolerated for 26 weeks Primary endpoints: safety and tolerability Key secondaries: assessments on weight, hyperphagia, behavior and pharmacokinetics Initiating Exploratory Phase 2, Open-label Trial of Setmelanotide in PWS in Q1 2025

® 41 IMCIVREE Global Commercial Execution

® 42 First and Only FDA- and EMA-approved Therapy that Targets Early-onset, Severe Obesity and Hyperphagia Associated with BBS IMCIVREE is a melanocortin 4 (MC4) receptor agonist indicated for chronic weight management in patients with monogenic or syndromic obesity due to: • Bardet-Biedl syndrome (BBS) • Pro-opiomelanocortin (POMC), proprotein convertase subtilisin/kexin type 1 (PCSK1), or leptin receptor (LEPR) deficiency as determined by an FDA-approved test demonstrating variants in POMC, PCSK1, or LEPR genes that are interpreted as pathogenic, likely pathogenic, or of uncertain significance (VUS)

® 43 FDA approved IMCIVREE for BBS in June 2022 Steady Growth in Net Product Revenues since BBS Launch Global net sales in $M $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 US Ex US $4.3M $8.8M $26.0M $24.2M $22.5M $11.5M $19.2M $29.1M $33.3M ~$42M* * Q4 2024 revenues are preliminary and unaudited as of Jan. 10, 2024. The Company plans to report its fourth quarter and full year 2024 financial results in late February 2025.

® 44 Bardet-Biedl Syndrome Opportunity in U.S. and Europe U.S. prevalence estimated to be 4,000 to 5,000* patients EU + UK prevalence estimated to be 4,000 to 5,000 * patients *BBS prevalence estimates vary between populations, from 1 in 100,000 in northern European populations with higher prevalence rates in some additional regions throughout the world. Rhythm estimates the number of patients with BBS in the United States is between 4,000 and 5,000, with a similar number in continental Europe and the United Kingdom (UK) based on patient identification efforts and proprietary genetic sequencing data, as well as our belief that BBS, like most rare diseases, is underdiagnosed.

® 45 Continued Progress in Securing Market Access for IMCIVREE EARLY ACCESS OR NAMED PATIENT SALES LAUNCHED IMCIVREE is available in >15 countries outside the United States

® 46 Setmelanotide Benefiting Patients with Hypothalamic Obesity through Reimbursed Early-access Programs in France and Italy France • Steady uptake since first available in early 2024 • Access granted by joint federal multidisciplinary committee monthly • Positive responses reported in adult patients at 2024 ObesityWeek® in San Antonio, TX Italy • Eligibility: patients between 6-24 yo with HO caused by craniopharyngioma • Physician makes request for access directly to Italian MoH • First patients beginning therapy

® 47 BBS Commercial Launch Underway in England and Wales in Q4 2024 England and Wales • NICE recommended NHS reimbursement for patients younger than 18yo with BBS • 4 NHS BBS specialized clinics: 2 for adult patients, 2 for pediatric patients • Patients to be trained in hospital setting with at-home nursing support

® 48 Thank you